Exhibit 99

                                                    Repligen Corporation
                                                    41 Seyon Street
                                                    Building #1, Suite 100
RepliGen                                            Waltham, Massachusetts 02453
                                                    Telephone: 781-250-0111
FOR IMMEDIATE RELEASE                               Telefax:   781-250-0115
--------------------------------------------------------------------------------

CONTACT:
Walter C. Herlihy, Ph.D.                       Laura Whitehouse
President and Chief Executive Officer          Sr. Director, Market Development
(781) 250-0111, ext. 2000                      (781) 250-0111, ext. 2306

       Repligen Reports Fourth Quarter and Year End 2003 Financial Results
                      Annual Product Sales Increased by 80%

WALTHAM, MA - June 5, 2003 - Repligen Corporation (Nasdaq: RGEN) today reported results for the fourth quarter and fiscal year ended March 31, 2003. Total revenue for the fiscal year ended March 31, 2003 was $7,772,000 compared to total revenue of $4,302,000 for fiscal year ended March 31, 2002, an increase of 80%. Total revenue for the year consisted of rProtein A(TM) sales, SecreFlo(TM) sales, a product for pancreatic assessment that was launched in October 2002, and research revenue. Gross profit for fiscal 2003 was $4,292,000 (55%) compared to $2,309,000 (54%) for fiscal 2002, an increase of 86%.

Operating expenses for the twelve-month period ended March 31, 2003 were $9,386,000 compared to $7,887,000 for the same period in fiscal 2002. The net loss for the twelve-month period ended March 31, 2003 was $4,537,000 or $.17 per share, compared to $4,461,000 or $.17 per share for the same period in fiscal 2002. Cash and investments as of March 31, 2003 were $18,909,000.

"During the year, we achieved record product sales," stated Walter C. Herlihy, President and CEO of Repligen. "We continue to advance the development of our proprietary clinical products while preserving financial stability."

Total revenue for the fourth quarter of fiscal 2003 was $2,047,000 compared to $1,522,000 for the same period in fiscal 2002. Total revenue consisted of rProtein A(TM) sales, SecreFlo (TM) sales, and research revenue. Gross profit for the fourth quarter fiscal 2003 was $1,039,000 (51%) compared to $1,026,000 (67%) for the same period in fiscal 2002. Operating expenses for the three-month period ended March 31, 2003 were $2,829,000 compared to $2,161,000, for the same period in fiscal 2002. The net loss for the fourth quarter of fiscal 2003 was $1,697,000 or $.06 per share, compared to a net loss of $923,000 or $.03 per share for the fourth quarter of fiscal 2002.

About Repligen Corporation Repligen Corporation is a biopharmaceutical company committed to being the leader in the development of new drugs for pediatric developmental disorders including autism, immune and metabolic disorders. Repligen has a Specialty Pharmaceuticals business comprised of rProtein A(TM) and SecreFlo(TM), the profits from which will be used to support the development of our proprietary products. rProtein A(TM) is a consumable reagent used by the pharmaceutical industry to produce a class of drugs called monoclonal antibodies and SecreFlo(TM), secretin for injection, is marketed to gastroenterologists for pancreatic assessment and for use during a gastrointestinal procedure called ERCP. Repligen's corporate headquarters are located at 41 Seyon Street, Building #1, Suite 100, Waltham, MA 02453. Additional information may be requested from www.repligen.com.

Repligen Reports Fourth Quarter and Year End 2003 Financial Results, June 5, 2003 Page 2 of 2

                             SELECTED FINANCIAL DATA



Operating Statement Data:

                                                          Three-months ended                       Years ended
                                                              March 31,                              March 31,
                                                    -------------------------------         ------------------------------
                                                        2003                2002                2003               2002
Revenue:
Product revenue                                      $2,018,000          $1,522,000          $7,743,000         $4,302,000
Grant revenue                                            29,000                  --              29,000                 --
                                                     ----------          ----------          ----------         ----------
Total Revenue                                         2,047,000           1,522,000           7,772,000          4,302,000
Cost of revenue                                       1,008,000             496,000           3,480,000          1,993,000
                                                     ----------          ----------          ----------         ----------
     Gross profit                                     1,039,000           1,026,000           4,292,000          2,309,000
Operating expenses:
     Research and development                         1,381,000           1,583,000           5,227,000          5,361,000
     Selling, general and administrative              1,448,000             578,000           4,159,000          2,526,000
                                                     ----------          ----------          ----------         ----------
Total operating expenses                              2,829,000           2,161,000           9,386,000          7,887,000

Loss from operations                                 (1,790,000)         (1,135,000)         (5,094,000)        (5,578,000)
Investment income                                        93,000             212,000             557,000          1,117,000
Net loss                                            $(1,697,000)        $  (923,000)        $(4,537,000)       $(4,461,000)
                                                    ===========         ===========         ===========        ===========

Basic and diluted net loss per share                $      (.06)        $      (.03)        $      (.17)       $      (.17)
                                                    ===========         ===========         ===========        ===========
Basic and diluted weighted average
shares outstanding                                   27,339,000          26,643,000          26,813,000         26,640,000
                                                    ===========         ===========         ===========        ===========

Balance Sheet Data:
                                        March 31, 2003      March 31, 2002
                                        --------------      --------------
Cash and investments                      $18,909,000         $25,250,000

Total assets                               26,793,000          29,111,000

Stockholders' equity                       24,550,000          26,445,000

This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this press release which are not strictly historical statements, including, without limitation, statements regarding current or future financial performance, management's strategy, plans and objectives for future operations, clinical trials and results and product development and manufacturing plans and performance such as the anticipated growth in the monoclonal antibody market and projected growth in product sales, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including, without limitation, risks associated with: the success of current and future collaborative relationships, the market acceptance of our products, our ability to compete with larger, better financed pharmaceutical and biotechnology companies, new approaches to the treatment of our targeted diseases, our expectation of incurring continued losses, our uncertainty of product revenues and profits, our ability to generate future revenues, our ability to raise additional capital to continue our drug development programs, the success of our clinical trials, our ability to develop and commercialize products, our ability to obtain required regulatory approvals, our compliance with all Food and Drug Administration regulations, our ability to obtain, maintain and protect intellectual property rights for our products, the risk of litigation regarding our intellectual property rights, our limited sales and manufacturing capabilities, our dependence on third-party manufacturers and value added resellers, our ability to hire and retain skilled personnel, our volatile stock price, and other risks detailed in Repligen's filings with the Securities and Exchange Commission. Repligen assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

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